UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2012

Procera Networks, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33691	33-0974674
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4121 Clipper Court, Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 230-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  EXPLANATORY NOTE

Procera Networks, Inc. is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2012 solely for the purpose of filing PMB Helin Donovan, LLP’s letter addressed to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K.  The entire content of the Form 8-K incorporating PMB Helin Donovan, LLP’s letter is set forth below.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 30, 2012, the Audit Committee (the “Audit Committee”) of the Board of Directors of Procera Networks, Inc. (the “Company”) dismissed PMB Helin Donovan, LLP (“PMB”) as the Company’s independent registered public accounting firm effective immediately. Also on that date, the Audit Committee approved the engagement of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, such appointment effective immediately.

The audit reports of PMB on the Company’s financial statements for each of the two fiscal years ended December 31, 2010 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2010 and 2011 and the subsequent interim period through March 30, 2012, there were no disagreements and no reportable events with PMB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of PMB, would have caused PMB to make reference to the matter of such disagreements in their reports.

The Company provided PMB with a copy of this report and requested that PMB provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of this letter from PMB, dated April 2, 2012, is attached hereto as Exhibit 16.1.

On March 30, 2012, the Audit Committee engaged E&Y as the Company’s new independent registered public accounting firm. During each of the two fiscal years ended December 31, 2010 and 2011 and the subsequent interim period through March 30, 2012, neither the Company nor anyone on its behalf has consulted with E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided by E&Y that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
16.1	Letter from PMB Helin Donovan, LLP to Securities and Exchange Commission dated April 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2012	Procera Networks, Inc.
(Registrant)

	By:	/s/Charles Constanti
Charles Constanti
Chief Financial Officer and Principal Accounting Officer

INDEX TO EXHIBITS

Number	Description
16.1	Letter from PMB Helin Donovan, LLP to Securities and Exchange Commission dated April 2, 2012.